                                                                    Exhibit 99.1

                              THE GILLETTE COMPANY

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                             ALL OF ITS OUTSTANDING

                           4% SENIOR NOTES DUE 2005

                                      FOR

                            4% SENIOR NOTES DUE 2005

                      REGISTERED UNDER THE SECURITIES ACT

                    PURSUANT TO THE PROSPECTUS DATED , 2002

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY
     TIME, ON _____________, 2002 (THE "EXPIRATION DATE"), UNLESS EXTENDED.

     If you desire to accept the Exchange Offer, you must complete, sign and timely submit this Letter of Transmittal, your Original Notes and any other required documentation to the Exchange Agent as follows:

                                 Exchange Agent
                         BANK ONE, NATIONAL ASSOCIATION

By Mail or Hand Delivery:        Facsimile Transmission:   Confirm by Telephone:
One North State Street,            (312) 407-8853          (800) 524-9472
  9th Floor
Chicago, Illinois  60602
Attention:  Exchanges

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     Capitalized terms used herein but not defined shall have the same meanings given to them in the Prospectus (as defined below).

     The Gillette Company is not making the exchange offer to holders of Original Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction. The Gillette Company also will not accept surrenders for exchange from holders of Original Notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

     PLEASE READ THE ATTACHED INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. QUESTIONS REGARDING THE PROCEDURE FOR TENDERING YOUR ORIGINAL NOTES AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     This Letter of Transmittal is to be completed by holders of Original Notes who wish to accept the Exchange Offer whether (1) by tendering certificates representing Original Notes herewith, or (2) by tendering

Original Notes held in book-entry form through book-entry transfer (unless agreement herewith is evidenced by an Agent's Message, described herein), or (3) by using guaranteed delivery procedures in lieu of either of the foregoing. See Instruction 1.

        ALL TENDERING HOLDERS MUST COMPLETE AT LEAST ONE OF THESE BOXES.

   List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the required information should be listed on a separate signed schedule and attached hereto.

    DESCRIPTION OF ORIGINAL NOTES TENDERED (CUSIP NO. 375766AG7) (RULE 144A)

NAME(S) AND ADDRESS(ES) OF
 REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK,                       ORIGINAL NOTES TENDERED
 EXACTLY AS NAME(S)                       (ATTACH ADDITIONAL LIST IF NECESSARY)
APPEAR(S) ON ORIGINAL
 NOTES TENDERED)
---------------------------------------------------------------------------------------------
                                          CERTIFICATE                     PRINCIPAL AMOUNT OF
                                          NUMBER(S)*                       ORIGINAL NOTES
                                                                             TENDERED**
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                           TOTAL:
---------------------------------------------------------------------------------------------

     * Need not be completed by holders tendering by book-entry transfer.

     **All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

   DESCRIPTION OF ORIGINAL NOTES TENDERED (CUSIP NO. U37576AL6) (REGULATION S)

NAME(S) AND ADDRESS(ES) OF
 REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK,                       ORIGINAL NOTES TENDERED
 EXACTLY AS NAME(S)                       (ATTACH ADDITIONAL LIST IF NECESSARY)
APPEAR(S) ON ORIGINAL
 NOTES TENDERED)
---------------------------------------------------------------------------------------------
                                          CERTIFICATE                     PRINCIPAL AMOUNT OF
                                          NUMBER(S)*                       ORIGINAL NOTES
                                                                             TENDERED**
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                           TOTAL:
---------------------------------------------------------------------------------------------


     *Need not be completed by holders tendering by book-entry transfer.

     **All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

            NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGES.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF ORIGINAL NOTES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------
DTC Account Number:
                   -------------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF ORIGINAL NOTES TENDERED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
      FOLLOWING:

Name(s) of Registered Name(s) Holder(s):
                                         ---------------------------------------
Window Ticket Number (if any):
                              --------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------
Name of Institution which Guaranteed Delivery:
                                              ----------------------------------
If Guaranteed Delivery is to be made by Book-Entry Transfer:
                                                            --------------------
     Name of Tendering Institution:
                                   ---------------------------------------------
     DTC Account Number:
                        --------------------------------------------------------
     Transaction Code Number:
                             ---------------------------------------------------

[ ] CHECK HERE IF LESS THAN ALL OF YOUR ORIGINAL NOTES ARE BEING TENDERED BY BOOK ENTRY TRANSFER AND THE NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

     LADIES AND GENTLEMEN:

     The undersigned hereby tenders to The Gillette Company, a Delaware corporation ("Gillette"), the 4% Senior Notes due 2005 of Gillette (collectively, the "Original Notes") listed on page 2 of this Letter of Transmittal (the "Letter of Transmittal") in exchange for a like principal amount of Gillette's new 4% Senior Notes due 2005 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated _________________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"). The undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal, which together describe Gillette's offer to exchange Original Notes for Exchange Notes (the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Gillette all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Gillette in connection with the Exchange Offer) with respect to the Original Notes tendered, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates representing Original Notes to Gillette, together with all accompanying evidences of transfer and authenticity, and effect transfers of non-certificated Original Notes pursuant to the book-entry procedures of The Depository Trust Company ("DTC"), in each case to or upon the order of Gillette, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present such certificates representing Original Notes for transfer and transfer the Original Notes on the books of Gillette and pursuant to DTC's book-entry procedures, and (iii) receive for the account of Gillette all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE PURCHASER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY GILLETTE OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT THAT GILLETTE ENTERED INTO AS PART OF ITS OFFERING OF THE ORIGINAL NOTES (THE "REGISTRATION RIGHTS AGREEMENT"). THE UNDERSIGNED HAS READ THE PROSPECTUS AND LETTER OF TRANSMITTAL AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed on page 2 of this Letter of Transmittal as they appear on the certificates representing such Original Notes. The certificate number(s) of the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes on page 2 unless the Original Notes are being tendered by book-entry transfer in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures (described below in Instruction 1).

     If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Original Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     If the undersigned is a broker-dealer holding Original Notes acquired for its own account as a result of market-making activities or other trading activities, it agrees to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer.

     The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon Gillette's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and Gillette upon the terms and subject to the conditions set forth herein and in the Prospectus. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Gillette may not be required to accept for exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Notes will be delivered to the undersigned at the address shown below the undersigned's signature on page 8.

     BY TENDERING EXCHANGE NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT:

     (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF GILLETTE, AS DEFINED IN RULE 405 OF THE SECURITIES ACT, OR, IF IT IS AN AFFILIATE, IT WILL COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT TO THE EXTENT APPLICABLE;

     (2) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
          ACT) OF ORIGINAL NOTES OR EXCHANGE NOTES;

     (3) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED IN THE EXCHANGE OFFER ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS; AND

     (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES.

ANY HOLDER OF ORIGINAL NOTES THAT IS A BROKER-DEALER, BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE SEC TO THIRD PARTIES, THAT SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND THAT IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     Gillette has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for 180 days following expiration of the Exchange Offer. In that regard, each Broker-Dealer who acquired Original Notes for its own account and as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from Gillette of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus or related registration statement, in light of the circumstances under which they were made, misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until Gillette has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or Gillette has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If Gillette gives such notice to suspend the sale of the Exchange Notes, such suspension shall continue for no more than 120 days in any 12 month period. After any such suspension Gillette shall extend the 180-day period during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which Gillette has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that Gillette assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify Gillette, or cause Gillette to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer - Exchange Agent."

     Interest on each Exchange Note will accrue from the last date on which interest was paid on the Original Note being tendered for exchange or, if no interest has been paid, from the date on which the Original Notes were issued in the original offering. Therefore, holders who exchange their Original Notes for Exchange Notes will receive the same interest payment on June 30, 2002 (the first interest payment date with respect to the Original Notes and the Exchange Notes to be issued pursuant to the Exchange Offer) that they would have received had they not accepted the Exchange Offer. Interest on the Original Notes accepted for exchange will cease to accrue upon issuance of the Exchange Notes, and the undersigned waives the right to receive any interest on such Original Notes after such issuance.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death, incapacity or disability of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)

      (NOTE: SIGNATURES(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by Gillette for the Original Notes to comply with any restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

                          (Signature(s) of Holder(s))

Date                    , 2002
    --------------------
Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please print)

Capacity or Title
                 ---------------------------------------------------------------
Address
       -------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                               -------------------------------------------------


--------------------------------------------------------------------------------
               (Tax Identification or Social Security Number(s))

  PLEASE COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 14 OR, IF YOU ARE A FOREIGN
                 PERSON, THE APPLICABLE FORM W-8 (NOT INCLUDED).

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if Exchange Notes or any that are not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

     ISSUE:

     [ ] Exchange Notes to:

     [ ] Original Notes not tendered to:

     Name(s):
             -------------------------------

     ---------------------------------------
                (PLEASE PRINT)

    Address:
            --------------------------------

    ----------------------------------------
                                  (ZIP CODE)

    ----------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
           (SEE ENCLOSED SUBSTITUTE FORM W-9)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if Exchange Notes or Original Notes that are not tendered are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

     MAIL:

     [ ] Exchange Notes to:

     [ ] Original Notes not tendered to:

     Name(s):
             -------------------------------

     ---------------------------------------
               (PLEASE PRINT)

     Address:
             -------------------------------

     ---------------------------------------
                                  (ZIP CODE)



                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
                    ------------------------------------------------------------

Name
    ----------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Full Title
           --------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------

    Dated:                        , 2002
          ------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Original Notes if:

          (a) Certificates representing Original Notes are physically delivered herewith; or

          (b) Original Notes are tendered via book-entry transfer to an account maintained by the Exchange Agent at DTC, but the holder will not cause DTC to transmit an Agent's Message (defined below) on its behalf; or

          (c) The guaranteed delivery procedures described below are utilized in lieu of either of the foregoing procedures for tender.

     Each tendering holder's Original Note certificates, or timely confirmation of book-entry transfer of such holder's Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof or Agent's Message pursuant to the paragraph that follows), properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Book-entry transfer or delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     If Original Notes held in book-entry form and represented by global certificates registered in the name of DTC or its nominee ("Global Original Notes") are tendered, this Letter of Transmittal need not be completed, provided that such Original Notes are tendered in accordance with DTC's ATOP procedures accompanied by an Agent's Message (defined below). To tender Original Notes in this manner, the electronic instructions sent to DTC and transmitted to the Exchange Agent must contain the holder's acknowledgement of receipt of the Letter of Transmittal and the holder's agreement to be bound by and to make all of the representations and warranties in this Letter of Transmittal. When DTC receives such instructions, DTC will effect a book-entry transfer of the tendered Original Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a confirmation of such book entry transfer of Original Notes into such account (a "Book-Entry Confirmation"). The holder must also instruct DTC to send a computer-generated message (the "Agent's Message") to the Exchange Agent which states that DTC has received an express acknowledgement from the tendering holder confirming that the holder has received and agreed to be bound by the Letter of Transmittal (which includes making all of the representations and warranties contained herein) and that Gillette may enforce the Letter of Transmittal against the holder. The Agent's Message will form part of the Book-Entry Confirmation.

     Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, (ii) who cannot deliver their Original Notes, this Letter of Transmittal and any other required documents to the Exchange Agent on or prior to the Expiration Date, or (iii) who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures:

          (a) such tender must be made by or through an Eligible Institution (as defined below);

          (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Gillette, must be received by the Exchange Agent on or prior to the Expiration Date; and

          (c) the Original Note certificates or book-entry confirmation of the tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal;

must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in "The Exchange Offer - Procedures for Tendering" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     GILLETTE WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, and such registered holder has not completed the box entitled "Special Issuance Instructions" nor the box entitled "Special Delivery Instructions" above; or

          (b) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE. If the space provided in either box captioned "Description of Original Notes Tendered" above is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Original Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled "Principal Amount of Original Notes Tendered." In such case, new certificate(s) for the remainder of the Original Notes that were evidenced by your old certificate(s) will be sent to the holder of the Original Notes promptly after the Expiration Date. All Original Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Original Notes to be withdrawn, (ii) identify the Original Notes to be withdrawn, including the certificate number(s) and the aggregate principal amount of such Original Notes or, in the case of Original Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawal of Original Notes, (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, or be accompanied by documents sufficient to permit the Exchange Agent to register the transfer of such Original Notes into the name of the person withdrawing the tender, and (iv) if certificates for Original Notes have been tendered, the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer - Procedures for Tendering."

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever. If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Gillette, in its sole discretion, of such persons' authority to so act.

         Letter of Transmittal: Signature Guarantees. Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided that the Original Notes tendered are tendered by:

                  (a) the registered holder thereof (which term, for purposes of this document includes any participant of DTC whose name appears on a security position listing as the holder of such Original Notes), and such registered holder has completed neither the box labeled "Special Issuance Instructions" nor the box labeled "Special Delivery Instructions" on this Letter of Transmittal; or

                  (b)      an Eligible Institution.

         Note Certificates: Endorsements/Bond Powers, Signature Guarantees. When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of certificate(s) representing Original Notes or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes set forth in the box above, the certificates representing Original Notes submitted for tender must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Gillette may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on page 9 of this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. IRREGULARITIES. Gillette will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. Gillette reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to Gillette, be unlawful. Gillette also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer - Condition of the Exchange Offer" or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Gillette 's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither Gillette, any affiliates or assigns of Gillette, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance regarding how to complete and tender this Letter of Transmittal may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, each tendering holder who is a U.S. person (including a U.S. resident alien) must provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. For individuals, the TIN will be such individual's social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees may be subject to backup withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate (the "Backup Withholding Rate") will be 30% for amounts paid during 2002 and 2003 and 29% for amounts paid during 2004 and 2005.

         If the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should so indicate by writing "Applied For" in the space provided in Part I of the Substitute Form W-9. In addition, such holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in the appropriate space in Part I, and the Certificate of Awaiting Taxpayer Identification Number is completed, a percentage (at the Backup Withholding Rate) of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent will be withheld. Such withheld amounts will be retained during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a percentage (at the Backup Withholding Rate) of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" in the space provided in Part I, to avoid possible erroneous backup withholding.

         A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, W-8ECI, W-8IMY or W-8 EXP (as applicable), signed under penalties of perjury, attesting to that holder's exempt status.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

11. SECURITY TRANSFER TAXES. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) OR THE AGENT'S MESSAGE AND ALL OTHER REQUIRED DOCUMENTS AND DELIVERIES MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                                                                        SOCIAL SECURITY OR EMPLOYER
SUBSTITUTE                         PART I - PLEASE PROVIDE YOUR TIN IN THE BOX AT          IDENTIFICATION NUMBER
FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
DEPARTMENT OF THE TREASURY                                                          (If awaiting TIN, write "Applied For")
INTERNAL REVENUE SERVICE
PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
AND CERTIFICATION
                                   NAME (PLEASE PRINT)

                                   ADDRESS


                                   CITY                                     STATE                ZIP CODE

                                   FOR U.S. PAYEES EXEMPT FROM BACKUP WITHHOLDING If you are exempt from backup withholding write
                                   "Exempt" in the space provided here: ______________. (You should still provide your TIN and complete, sign and date the certification below.)



                                   PART II - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                        1. The number shown on this form is my correct Taxpayer Identification Number
                                           (or I am waiting for a number to be issued to me), and

                                        2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                           Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                        3. I am a U.S. person (including a U.S. resident alien).

                                   Certification Instructions - You must cross out item (2) above if you have been notified by the
                                   IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                                   Signature:                                  Date:                , 2002
                                             ---------------------------------      ----------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 30% of all reportable payments made to me will be withheld until I provide a number.


Signature(s):                                             Date:
              --------------------------------------            ---------------